FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2002

Electronic Data Systems Corporation
 (Exact name of registrant as specified in its charter)

Delaware	01-11779	75-2548221
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code: (972) 604-6000

Item 9. Regulation FD Disclosure.

Electronic Data Systems Corporation, a Delaware corporation ("EDS") hereby furnishes the following information under this Item 9.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such information is not deemed to be filed thereunder.

On September 18, 2002, EDS issued the press release attached as Exhibit 99.1 and the related slides posted on the Company's website the related slides attached as Exhibit 99.2 hereto used in connection with a conference call to be held on September 18, 2002.

                Exhibit
                Number           Description of Document

                  99.1                Press Release of Electronic Data Systems Corporation dated September 18, 2002.

                  99.2                Related slides posted on the Electronic Data Systems Corporation website on September 18, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                            ELECTRONIC DATA SYSTEMS

                                                                                                                            CORPORATION

September 18, 2002                                                                                             By:        /s/ D. Gilbert Friedlander

                                                                                                                                    D. Gilbert Friedlander, Senior Vice
                                                                                                                                    President, General Counsel and Secretary

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